 Cytori Therapeutics   NASDAQ: CYTX    Enhancing lives through novel cell therapies  Biotech Showcase I January 2016

 Forward Looking Statements and Disclaimers  33%  15%  11%  22%  19%  OTHER  USA  EU  JAPAN  ASIA-PACIFIC  This presentation contains certain ‘forward-looking statements’ about Cytori Therapeutics, Inc. All statements, other than statements of historical fact, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Such statements are based upon certain assumptions and assessments made by our management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. The forward-looking statements included in this presentation, involve known and unknown risks that relate to future events or our future financial performance and the actual results could differ materially from those discussed in this presentation. Some of those forward-looking statements include: our commercialized and pipeline products and technologies; the timing and conduct of our clinical trials, and the associated financial, clinical and regulatory burdens; other parties’ abilities to conduct clinical trials involving Cytori Cell Therapy; the various medical indications and markets that may be addressed by Cytori Cell Therapy; the potential effectiveness of Cytori Cell Therapy, including clinical outcomes; our regulatory, reimbursement and commercial strategies and pathways; potential costs and other adverse effects of diseases targeted for treatment by our products, and; anticipated future funding and contract revenues. Some risks and uncertainties related to such forward looking statements include risks and uncertainties regarding the funding, conduct and completion of our clinical trials and other parties’ clinical trials involving Cytori Cell therapy, uncertain clinical outcomes, regulatory uncertainties, unfavorable reimbursement outcomes, inability to access sufficient capital on acceptable terms (including inability to fund, or find third party sources to fund, our proposed clinical trials or continued development of our technologies), failure to maintain our substantially reduced cash burn; our partners’ failure to launch products in China and other markets where we currently forecast sales; our abilities to service, pay and/or refinance our corporate debt; availability of future government funding and changes in government procurement priorities; the U.S. federal government’s ability to reduce, modify or terminate the BARDA contract if it determines it is in its best interests to do so, potential performance issues with our products and technologies, and other risks and uncertainties described under the "Risk Factors" section in our Securities and Exchange Commission Filings on Form 10-K and Form 10-Q. These risks and uncertainties may cause our actual results to differ materially from those discussed in this presentation. We advise reading our most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the United States Securities and Exchange Commission for a more detailed description of these risks.The forward-looking statements contained in this presentation represent our estimates and assumptions only as of the date of this presentation and we undertake no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation as a result of new information, future events or changes in our expectations.DisclaimersCaution: Within the U.S., the Celution System is an investigational device limited by U.S. law to investigational use.Celase, Celution, Celution (with design), Cytori Therapeutics, and Cytori (with design) are registered trademarks of Cytori Therapeutics. Cytori Cell Therapy is a trademark of Cytori Therapeutics.  All third party trademarks are the property of their respective owners.    2  1/10/16

Summary

- **Unique cell therapy platform-** clear commercial model, late-stage lead indication and growing development pipeline
- **Completed corporate restructuring-** better positioned to achieve key milestones 2016
- **Substantial clinical data-** indicates Cytori Cell Therapy provides symptomatic benefit, improved quality of life and may impact disease progression
- **Scleroderma product introduction-** 2016 EU managed access program and anticipated US product launch 2018
- **Product & contract revenue growth**- increasingly offset burn through 2018

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                         Enrolling2  Cytori Cell Therapy: Late-Stage Clinical Pipeline  ECCI-50  Enrollment Complete  ECCO-50  Preclinical3  DCCT-10  Enrolling  ECCS-50  Enrolling1  ECCS-50        Pre-Clinical  Phase I/II  Phase III  Market (Estimate)  >$1B  >$500M  >$3B  >$75M  >$50M  1 Cytori-funded, Investigator-initiated trial2 Japan Govt Sponsorship3 Funded by BARBA (US Govt.)    Scleroderma Associated Hand Dysfunction    Knee Osteoarthritis    Urinary Incontinence    Cutaneous Radiation & Thermal Injury  Therapeutic Agent    4                    1/10/16

 Cytori 3-Step Bedside Process  TIME   30 Min    120 Min  5 - 30 Min  PROCESS  HARVESTSmall Volume Liposuction(100-360 mL)  PROCESSCelution® SystemTissue Processing, Cell Isolation & Dose Preparation  DELIVERCytori® Cell TherapyTM Delivery      Bedside Manufactureproprietary consumables,software, and reagents  Adipose Tissue  Non-Viable Cellular Debris, Waste & Enzymes  Adipose Derived Regenerative Cells(ADRCs)  Hand Scleroderma  Knee Osteoarthritis    5  1/10/16  1  2  3

Cytori Cell Therapy: Cellular Composition

A clinical grade, heterogeneous cell population highly-enriched for adipose-derived stem, stromal, vascular, and immunoregulatory cell types



Vascular SMCs
Endothelial
Tissue Macrophages
Leukocytes
Stem & Stromal Cells

- Cells sourced from autologous adipose tissue
- Therapeutic manufactured in bedside GMP process
- Process yields a diverse, unique cell population
- All consumables are clinical grade

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 Cytori Cell Therapy: Mechanism of Action  Cytori Cell Therapy beneficially modulates multiple key pathologic processes leading to anticipated sustained reduction in pain and disability and improved quality of life  Promotes angiogenesisNormalization of vessel architectureImproved vasomotor function1-5  Reduces development of fibrosisRemodels existing fibrosis2,10,11  Modulates expression of pro- and anti-inflammatory factorsModulates the function of pro- and anti-inflammatory cells3, 6-9,   1. Foubert et al (2015); 2. Koh et al (2011); 3. Premaratne (2011); 4. Morris et al (2015); 5. Eguchi et al (2015); 6. Feng et al (2010); 7. Hao et al (2014); 8. Dong et al (2013); 9. Data on file (Cytori); 10. Serratrice et al (2014); 11. Data on file (Cytori)  Inflammation  Fibrosis/Wound Remodeling  Angiogenesis/Vasculopathy    7  1/10/16

 Lead Indication: Scleroderma

Scleroderma

Scleroderma or Systemic Sclerosis

- Rare autoimmune condition
- Affects Women: Men, 4:1
- US Prevalence: 50,000 patients
- >90% of patients have hand disability
    - Fibrosis, pain, and edema result in diminished mobility and hand function even with standard medical care
    - Severe vasomotor symptoms



Raynaud's Phenomenon



Ulceration and Edema

Pathophysiology

Endothelial Dysfunction → *Vascular Damage* → *Chronic Inflammation* → *Fibrosis* → *Diminished Hand Function* → *Ulcers & Amputation*

Cytori Cell Therapy

Preclinical and in vitro studies report modulation of perivascular inflammation, improved endothelial function, and reduction of extracellular matrix (fibrosis)

Images reproduced with permission of the nonprofit International Scleroderma Network at sclero.org
Image on left by D Niklas, https://commons.wikimedia.org/wiki/File:Raynaud-Syndrom.JPG used under CC license
Image on right reproduced with permission of the nonprofit International Scleroderma Network at sclero.org

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Scleroderma: Market Overview

Current Standard of Care

- No therapies approved for treatment of hand dysfunction in scleroderma patients
- Existing 1st and 2nd line treatments for treatment of Raynaud's Phenomenon or other aspects of scleroderma are often inadequate and poorly tolerated
- Existing 3rd line treatments are costly ($30-$100k) and often very poorly tolerated

Diagnosis

- Average age: 30's-50's

1st/2nd Line Therapies

Inadequately effective or poorly tolerated in ~50% of patients[1,2]

- Calcium channel blockers (eg: nifedipine)
- PDE5 inhibitors (eg: sildenafil)
- Topical nitrates

- Side effects: headache, dizziness, flushing, tachycardia, and edema

3rd Line Therapies

Expensive, often poorly-tolerated; doses titrated to tolerance rather than to symptom relief

- Intravenous (IV) prostaglandin (PG) analog (eg: Iloprost)
- Endothelin-1 receptor antagonist (eg: Bosentan)
- Surgical sympathectomy
- Pain due to severe ischemia may require the use of narcotic analgesics
- Immunosuppressive agents (eg: methotrexate, cyclophosphamide)

1. Thompson et al Arthritis Rheum. 2001;44(8):1841-7
2. Herrick (2008) BMJ Clin Evidence 09:1125

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# Scleroderma: Treatment Approach

- Ambulatory
- Procedure room
- Local or mild conscious sedation
- Single administration ECCS-50
- 0.5cc injection to each NVB
- No bandage



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Pilot/Phase I SCLERADEC I Trial

	SCLERADEC I
Study size	12
Randomization	Open label
Administration	Single administration (~4m cells/finger)
Sites	Single site (IIS) - Marseille, France
Endpoints	• Cochin Hand Function Scale • Raynaud's Condition Score • Scleroderma Health Assessment Questionnaire • Pain • Modified Rodnan Skin Score • Capillaroscopy • Adverse events • Other
Follow-Up	24 months
Status	**Complete**



RHEUMATOLOGY
Annals of the Rheumatic Diseases

- **Six and 12 month data published[1,2]**
- **24 month data to be presented at Systemic Sclerosis World Congress in Lisbon, Portugal, February 19, 2016**

1. Granel et al (2014); Ann Rheum Dis Aug 11: doi: 10.1136/annrheumdis-2014-205681
2. Guillaume-Jugnot et al (2015) Rheumatol. 10.1093/rheumatology/kev323

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SCLERADEC I Improved PROs over 24 months

ECCS-50 Treatment led to improvement in hand function, Raynaud's phenomenon, and pain



Cochin Hand Function Score
CHFS (/92) VAS and RCS (/100)
p<0.001
Raynaud's Condition Score
CHFS (/92) VAS and RCS (/100)
p<0.001
VAS (Pain)
CHFS (/92) VAS and RCS (/100)
p<0.052
p<0.001
Scleroderma Health Assessment Questionnaire
SHAQ (/3)
p<0.002
Baseline
2
6
12
Months

Key Observation:

- Concordant reduction (~50%) in four key symptomatic patient reported outcomes
- Topline data show efficacy sustained to two years following a single treatment

Granel *et al.* Ann Rheum Dis 2014; Guillaume-Jugnot *et al.* Rheumatology 2015
mean ± std err

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 SCLERADEC I- Other Endpoints  Granel et al. Ann Rheum Dis 2014; Guillaume-Jugnot et al. Rheumatology 2015All data presented as mean ± std err  Sustained improvement in hand strength & skin stiffness  130% improvement in pinch strength30% improvement in grip strength  p=0.014  23% improvement in mRSS of the hand    14  p=0.038  1/10/16

SCLERADEC I- Other Endpoints

Reduction in digital ulcers, improved microvascular architecture



- ***40% improvement in number of ulcers***



Number of Ulcers
16
14
12
10
8
6
4
2
0
Baseline
Two Months
Six Months
12 Months





Vascular Suppression Score
2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
p<0.001
Baseline
12 Months

- ***30-35% improvement in vascular suppression score***

All data presented as mean ± std err
Granel *et al.* Ann Rheum Dis 2014; Guillaume-Jugnot *et al.* Rheumatology 2015
Image at top reproduced with permission of the nonprofit International Scleroderma Network at sclero.org

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 Scleroderma: Ongoing Clinical Trials    STAR (Phase III)  SCLERADEC II (Phase III)  Study size  80  40  Randomization  1:1, active: placebo  1:1 (dose from Pilot, placebo)  Crossover  Placebo, crossover at 48 weeks  Placebo, crossover at 24 weeks (cryo)  Sites  Up to 20 in USA  6 France  Primary Endpoint  Cochin Hand Function Score (CHFS) at 6 months  Cochin Hand Function Score at 3 months  Secondary Endpoints  CHFS, Raynaud’s Condition Score, Scleroderma Health Assessment Questionnaire, Pain, Modified Rodnan Skin Score, Hand Mobility in Scleroderma Test, Adverse events  CHFS, Raynaud’s Condition Score, Scleroderma Health Assessment Questionnaire, Pain, Modified Rodnan Skin Score, Capillaroscopy, Adverse events  Follow-Up   48 weeks  24 weeks  Status  Enrolling  Enrolling  Clinical/Regulatory StrategyEU SCLERADEC I trial data used to support US FDA STAR trial approvalUS FDA STAR trial for US PMA approvalUS STAR trial ± SCLERADEC II to obtain EU Conditional Marketing Authorization/Normal Marketing Authorization    16  1/10/16

 Scleroderma: Anticipated Development Timeline  2015    2016        2017        2018        2019        3  4  1  2  3  4  1  2  3  4  1  2  3  4  1  2  3  4                                        STAR Enrollment, 12 Month Follow-Up & Data Analysis     FDA Original PMA Submission & Panel Approval    Reimbursement    Scleradec II Enrollment,6 Month Follow-Up & Data Analysis     Reimbursement    EMA MAA Submission for Full Marketing Authorization(based on SCLERADEC I/II and STAR)  Approval  Phase III Data  Reimbursement  Conditional Approval  EU Phase III Data  Reimbursement  Full Approval    EMA Conditional MAA Submission for(based on SCLERADEC I/II)    17  Device (PMA)  Drug (ATMP)  1/10/16

Managed Access Program Overview

Situation

- Scleroderma rare disease, orphan designation
- SCLERADEC-I results show positive ECCS-50 risk-benefit ratio
- Two pivotal trials enrolling
- Clear unmet patient needs and verified broad EMEA demand for ECCS-50

Opportunity

- Provide ECCS-50 access to patients unable to participate in clinical trials
- Fulfill company mission

Partner

- IDIS– global market leader with headquarters in UK, NJ
- 22 years of Managed Access Program experience
- > 200 total Programs executed (>74 orphan/rare disease)

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 Managed Access Program Objectives  ❶ Provide ethical and compliant access to Cytori Cell TherapyTM, ECCS-50, for hand scleroderma patients prior to EMA marketing authorization ❷ Increase awareness of and facilitate a positive experience with Cytori Cell TherapyTM among healthcare providers in advance of commercial launch❸ Track and collect key program data and documentation providing valuable insight regarding the demand for and use of Cytori Cell TherapyTM ❹ Implement a chargeable program in EMEA countries where regulations allow❺ Launch the program in Q1 and begin treating patients in Y1 and close the program once reimbursement is attained in each EMEA country    19  1/10/16

 Scleroderma Anticipated Managed Access Program Timeline  2015    2016        2017        2018        2019        2020        2021    3  4  1  2  3  4  1  2  3  4  1  2  3  4  1  2  3  4  1  2  3  4  1  2                                                    SCLERADEC-II French Clinical Study    EMA Conditional MAA Submission(based on SCLERADEC-II)    Reimbursement Applications    EMA Full MAA Submission (based on SCLERADEC-II and STAR)  Conditional EMA Approval  6 Month Data    Full EMA Approval  12 Month Data    STARU.S. Clinical Study      Country-by-Country Reimbursement Approval    1st Patient Treated  ProgramDesign & Set UpPricing Strategy    Access & Billing in Most EMEA Countries  Country Expansion    Peak Adoption  Access & Billing in CRO, CZE, GER, HUN, ITA, KSA, POL, RUS, SAU, TUR(based on Conditional EU Approval)  DEVELOPMENT  MAP    Close Program  Transition to Commercial Launch    20  1/10/16

 Pipeline IndicationsKnee OsteoarthritisUrinary IncontinenceRadiation/Nuclear Burn

Knee Osteoarthritis

Osteoarthritis

Progressive loss of joint function

Imbalance between anabolic (cartilage-forming) and catabolic (cartilage-destroying) processes driven by synovial inflammation

Epidemiology

OA is the most common form of arthritis

- 13.9% of adults ≥25 years
- 33.6% (12.4 million) ≥65 years
- Estimated 26.9 million US adults (2005)

Pathophysiology


Ligament Damage
Muscle Weakness
Joint Instability / Misalignment
Increased Load
Microtrauma
Inflammation
Pain & Loss of Joint Function

Cytori Cell Therapy

Preclinical, veterinary, and in vitro studies report modulation of inflammation and promotion of improved balance between anabolic and catabolic processes within the extracellular matrix of the cartilage

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 Knee Osteoarthritis: Market Overview      2014E Market Size: $2B      Knee OA Treatment Modality  AAOS Guideline  US  Japan  ROW  Hyaluronic Acid (HA) Injection *  Not recommended  $900M  $700M  $400M  Situation: OA affects 10% of global population and clear unmet need Few non-surgical treatments recommended by AAOSTreatment spectrum from oral analgesics/anti-inflammatory meds to total knee replacementHealth systems are paying for expensive and inadequate treatments that are not recommended by professional bodiesOpportunity: Biologic/Cell Therapy to better address gap between oral analgesics and surgical managementReduce use of NSAIDs with anticipated reduction in CV/Renal/GI side effectsImproved pain relief and functionDelay total knee arthroplasty   *Canaccord Genuity 34th Annual Growth Conference Aug 2014  Example:    23  1/10/16

 Rationale for use of Cytori Cell Therapy in OA  The pathophysiology of osteoarthritis (persistent synovial inflammation leading to cartilage destruction) overlaps with other clinical indications in which Cytori Cell Therapy shown to have impactCombination of veterinary, preclinical, in vitro, and pilot clinical data indicate significant potential for symptomatic improvement and perhaps disease modificationClinical feasibility proven      24  1/10/16

 ACT-OA Enrolled Phase II Trial    Phase II (ACT-OA)  Study Size  94  Randomization  1:1:1 (low dose, high dose, placebo)  Crossover  None  Sites  12 US  Primary Endpoint  KOOS - pain on walking  Secondary Endpoints  KOOS, pain/function questionnaires, pain meds, SF-36, MRI  Follow-Up   48 weeks  Status  Enrolled24 wk data Q1/1548 week data Q4/15  Clinical/Regulatory StrategyUS FDA phase II to investigate safety and potential efficacy in key endpoints of single intrarticular administrationIf positive- possible additional phase II, development, or proceed to phase III    25  1/10/16

 Osteoarthritis Potential Development Path  *Pending 48 week data, funding, and FDA approval    26  2015    2016        2017        2018        2019        2020        3  4  1  2  3  4  1  2  3  4  1  2  3  4  1  2  3  4  1  2  3  4                                                        ACT-OA Follow-Up & Data Analysis   *ACT-OA II Enrollment, 12 Month Follow-Up& Data Analysis     FDA Original PMA Submission & Panel Approval    Reimbursement     Approval  Phase II/III Data  Reimbursement  Interim Phase II Data  48 wk Phase II Data  1/10/16

Stress Urinary Incontinence Program: Japan

'ADRESU' Trial Objectives

- Approved, reimbursed therapy for SUI in men following radical prostatectomy
  - Significant unmet need for patients whose symptoms are not responding to conservative methods

厚生労働省
Ministry of Health, Labour and Welfare

NAGOYA UNIVERSITY
GRADUATE SCHOOL OF MEDICINE
SCHOOL OF HEALTH SCIENCES

Support

- IIS with support from Cytori and substantial funding via grant from the Japanese Ministry of Health, Labour and Welfare

Progress/Data

- Pilot clinical trial data published [1,2]
  - Increase in mean maximum urethral closing pressure
  - Reduction in mean 24-hour pad weight
  - Increased blood flow
- Ongoing 45 pt. Multicenter Pivotal Trial
  - Enrollment started Q3/2015
  - 2 years to enroll

Development Plan

- Ongoing pivotal trial anticipated as combined approval and reimbursement trial
- Assuming positive data, seek approval and reimbursement based on 12 month assessment
- Seeking commercial partnership with Japanese company

1. Gotoh *et al.* (2014) Int J Urology 21 (3) 294-300
2. Yamamoto *et al.* (2012) Int J Urology 19 (7) 652-9

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Radiation/Nuclear Burn Program: USA

Objectives

- Development medical countermeasure for mass casualty event involving thermal burn ± radiation exposure
- Develop proof of concept clinical data for use of Cytori Cell Therapy in wound healing

Support

- Funded by $106MM contract from Biomedical Advanced Research and Development Authority (BARDA)
  - Part of the Dept. of Health & Human Services
- $18.7MM of funding allocated through September 2016

Progress/ Preclinical Data

- Improvement in multiple tissue repair parameters following administration of Cytori Cell Therapy[1,2]
- Effective via multiple routes of administration[1,2]
- Efficacy sustained following substantial exposure to radiation dose[3]

Development Plan

- Submit IDE application in 2016 for a first-in -man clinical trial
- Additional $8.3 funding preapproved pending receipt of IDE approval for clinical trial

1. Foubert *et al.* (2015) Burns doi:10.1016/j.burns.2015.05.004
2. Foubert *et al.* (2015) Adv Wound Care doi:10.1089/wound.2015.0672
3. Foubert *et al* (manuscript in preparation)

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 Corporate Information

 Over 80 patents issued worldwide; over 55 applications pending  Cytori Cell Therapy: Global Patent Estate  Goal: Protect Cytori’s proprietary methods and devices for manufacturing Cytori Cell Therapy, as well as methods of using Cytori Cell Therapy in the treatment of scleroderma, osteoarthritis, SUI and several other pipeline indications  33%  15%  11%  22%  19%  OTHER  USA  EU  JAPAN  ASIA-PACIFIC    30  1/10/16

 Capitalization Summary  Select Data – as of 12/31/15    Cash  ~ $19MM*  Senior term loan  ~ $17.7MM  Common Shares outstanding  ~ 195MM  Outstanding options, RSAs and warrants  ~ 13MM  Fully dilutive share count  ~ 208MM  Market capitalization  ~ $35MM    31  * As of September 30, 2015   1/10/16  Q2 2014- Corporate & management restructuring Change focus, eliminated/lowered outstanding liabilities and recapitalization

 Financial & Operational Performance  * Based on revised guidance of $22 million in operating cash burn for 2015** Based on annualized figures from YTD September 30, 2015 financials    32  1/10/16

Summary

- **Unique cell therapy platform-** clear commercial model, late-stage lead indication and growing development pipeline
- **Completed corporate restructuring-** better positioned to achieve key milestones 2016
- **Substantial clinical data-** indicates Cytori Cell Therapy provides symptomatic benefit, improved quality of life and may impact disease progression
- **Scleroderma product introduction-** 2016 EU managed access program and anticipated US product launch 2018
- **Product & contract revenue growth**- increasingly offset burn through 2018

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Review Cytori Corporate Milestones

2016 Milestones	
1st Half	• EU MAP program launch • 24 WK ACT-OA interim data evaluation • 2 YR follow up data SD-I presented • Full STAR enrollment • Full SD-II enrollment
2nd Half	• 48 WK ACT-OA data evaluation • Japan & MAP progress reported • SD-II data evaluation

2017 Milestones	
	• 1 YR follow up STAR evaluation • File US FDA PMA approval scleroderma • File EMEA approval scleroderma • US Phase I Burn enrollment • Full ADRESU enrollment

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Thank You